Strong Performance for Members, Well-Positioned for the Future Meeting with FHLBNY Stockholders New York City October 2, 2017 Exhibit 99.1

“Advances Bank” strategy Strong performance record for customers and shareholders Conservatively positioned balance sheet FHLBank System’s financial results continue to be strong Key Messages

FHLBNY Is the Second Largest FHLBank, with Strong Advances Growth Post-Crisis Total Advances ($ Billions) Change in Advances: 2Q07 vs 2Q17 Note: Data as of 6/30/2017

FHLBank Balance Sheets Mix - Ranked by Core Mission Assets “Core Mission Assets” Are the Foundation of Our Balance Sheet, and FHLBNY is the Leader in the System = Core Mission Assets amounts. Data as of 6/30/2017

FHLBNY’s Member Base and Borrowers Are Diverse Total Advances (Par) = $117.9 B Top Borrowers Member Type Data as of June 30, 2017 Top 5 Borrowers $71.0 All Other Borrowers $33.0 Next 5 Borrowers $14.0

FHLBNY’s Financial Performance Has Been Strong FHLBNY - Financial Results Highlights June 30, December 31, December 31, December 31,   2017 2016 2015 2014 Period End Balances ($bn)         Advances $117.9 $109.3 $93.9 $98.8 MBS Investments 16.6 15.6 14.1 13.6 Mortgage Loans 2.8 2.7 2.5 2.1 Total Assets 155.5 143.6 123.2 132.8 Consolidated Obligations 144.9 134.1 114.6 123.6 Retained Earnings 1.4 1.4 1.3 1.1 Capital Stock 6.8 6.3 5.6 5.6 Results ($mm)         Net Interest Income $350 $556 $554 $444 Operating Expenses 55 102 103 86 Net Income 201 401 415 315 Dividend Rate 5.33% 4.73% 4.22% 4.19%

FHLBNY’s Operating Expense Performance Remains Strong Operating Expenses as a % of Average Total Assets – YTD 2017 Data as of June 30, 2017

Our Dividends Have Been Reliable and Exceeded Market Reference Rates FHLBNY Dividend History

FHLBNY Has Paid the Highest Dividend Rates Since the Crisis Note: FHLB-SEA excluded due to merger with FHLB-DSM on May 31, 2015.

Our Strategy is Designed to: Achieve Returns, Manage Risk, Enable Growth and Position for the Long-term Provide value to the membership through relevant, mission-oriented products and services and appropriate risk adjusted returns on capital stock 2. Protect the par value of member stock from risk and uncertainties and work to ensure the System’s long-term viability 3. Support the growth of the co-operative by pursuing business relationships with members/ prospects and pursuing community investment/outreach opportunities 4. Prepare for future operating environments by enhancing opportunities for employees 5. Adopt technical design strategies that optimize cost, efficiency and resiliency Strategic Plan 2016–2018: Strategic Objectives 8/1: Returned $225m in Membership Stock Cloud Strategy MAX Mortgage Exchange

The Theme for NY’s Strategy is “Evolve From a Strong Base” Our Current Position is Strong “Core mission” focused balance sheet Strong earnings generation capability Diversified membership, advances demand & local economy Strong investor demand for FHLBank debt Threats/Opportunities to Watch Global economic conditions & member margins Debt market liquidity and FHLBank funding spreads Competition: other wholesale funding Regulatory changes Member mergers

FHLBank Balance Sheets Are Scalable to Meet Member Liquidity Needs

System Advances Have Grown Solidly in Recent Years FHLB System Change in Advance Balances

System Financial Performance Has Improved Considerably Since the Financial Crisis FHLBank System Net Income: 2001- 1H 2017 ($Millions) FHLBank System ROE: 2001- 1H 2017 Note: Results include gains on PLMBS litigation settlements :$140mm in 1H 2017, $952mm in 2016, $688mm in 2015, $134mm in 2014.

Retained Earnings Have Grown Almost 6x Since 2008 While System Assets Have Declined 20% FHLBank System: Retained Earnings Growth Notes: URE = Unrestricted Retained Earnings. RRE = Restricted Retained Earnings. Retained earnings and capital stock are defined on a regulatory basis.

The System is Sound: All FHLBanks Well Exceed Capital Requirements Capital-to-Assets Ratio Note: Data as of 6/30/2017

Questions?

Member Business Update OCTOBER 2017

Our Mission: To advance housing opportunity and local community development by supporting members in serving their markets. Federal Home Loan Bank of New York (FHLBNY) Our Vision: To be a balanced provider of liquidity to members in all operating environments. Our Business Lines:

FHLBNY Business Update While membership across the Federal Home Loan Bank (FHLBank) System is down due to industry consolidation, the FHLBNY has increased its membership during a difficult operating environment. Total Number of Members Gained/Lost - 4Q2008 vs. 2Q2017 FHLBank Membership Since the crisis, membership within the FHLB System has declined by over 1100 members.

Member Advances Outstanding The FHLBNY Advance book is diverse in terms of borrower types, product usage and composition at the top. There are both “headwinds” and “tailwinds” impacting the Advance business. Historical: Advances Outstanding: 2Q07 - 2Q17 Borrowers By Type and Product Usage

The Fundamentals of The Business Remain Strong! Since the Financial Crisis, market share with our members has grown as they count on the FHLBNY to a greater extent to fill their Funding Gap. Market Share 2007 - 2Q17 Members’ Advances Outstanding 2007 – 2Q17 FHLBNY All members except Citibank, HSBC Bank USA, Goldman Sachs Bank, Morgan Stanley Private Bank N.A., Insurance Companies, CDFIs, 10-Bs/HFAs, and non-members.

FHLBank Debt Issuance Trends A volatile and complex market has impacted the FHLBNY’s Cost of Funds (COF). Our debt is moving in tandem with Treasuries demonstrating strong investor demand. Government Sponsored Enterprise (GSE) Debt Outstanding 3-Month FHLBank Cost of Debt vs. 3-Month Treasury

FHLBNY Advance Rates Remain Attractive By harnessing the power of our GSE status and credit rating, we are able to swiftly and cheaply manufacture money for our members. Fixed-Rate Advances Are at Historic Lows FHLBNY Advance Curve

Community Lending Program (CLP) CLP Advances continue to grow as members find value in the program. Total CLP Advances (Daily Average) 11/8/12 – FHLBNY initiates Disaster Relief Funding program (DRF), designed for Members to assist in rebuilding communities affected by Superstorm Sandy. FHLBNY allocates $1B in low-cost funding. Program closed 12/31/13. SEPTEMBER 28, 2017 In response to the severe and extensive damage caused by Hurricanes Harvey, Irma and Maria, the FHLBNY has made $1 billion in disaster relief funding available to its members to help rebuild communities in FEMA-designated disaster areas in Puerto Rico, the U.S. Virgin Islands, Florida, Texas and the Southeast. The funds are being made available by the FHLBNY through its Community Lending Programs (CLP) to be used as both immediate gap financing and longer-term funding to restore homes and businesses. In addition to the disaster relief funding, the FHLBNY will donate over a $1,000,000 to charities in Puerto Rico and the U.S. Virgin Islands working on the ground to provide immediate relief $1 BILLION IN DISASTER RELIEF FUNDING TO BE PROVIDED BY FEDERAL HOME LOAN BANK OF NEW YORK

Symmetrical Prepayment Option For Added Protection in a Rising Rate Environment *PREPAYMENT ABOVE $1 BILLION PER MEMBER PER MONTH WILL REQUIRE REVIEW AND APPROVAL FROM THE FHLBNY. The Symmetrical Prepayment Advance (SPA) Feature was launched with the goal to maximize the value members get within the Co-op. The FHLBNY sought feedback from members to better understand their needs in a rising rate environment. The Symmetrical Prepayment option offers added flexibility by enabling members to potentially realize a gain on the prepayment of a below market-rate advance. SYMMETRICAL PREPAYMENT HIGHLIGHTS The Symmetry option is available at the time of booking select advance transactions for a two basis point premium vs an advance without symmetry TERMS 1 year up to 30 years - (term dictated by individual product limits) MINIMUM TRANSACTION SIZE $3 million MINIMUM PARTIAL PREPAYMENT SIZE $3 million ADVANCE TYPES WITH SYMMETRICAL PREPAYMENT FEATURE Fixed-Rate (non-amortizing) and Defined Maturity Fixed-Rate Structured Advances * Not available for Community Lending Program advances Provides more flexibility to the Balance Sheet (e.g. offset unrealized losses in the securities portfolio.) MEMBER BOOKS ADVANCE WITH SYMMETRY OPTION Rising Rate Environment Advance Achieves Positive Market Valuation $

FHLBNY Member Resource Center The FHLBNY Resource center has a plethora of information geared at helping you maximize your membership. Gain access and understating on the tools best suited to address your institutions unique set of challenges and environment including: Managing Interest Rate Risk Increasing profitability Increasing your Net Interest Margin Locking in spreads to preserve margins Mitigating Net Interest Income at Risk and Economic Value of Equity at Risk Achieving asset/liability management goals without increasing the size of the balance sheet Take advantage of these readily available resources by visiting us at: www.fhlbny.com/members/resource-center

Take Advantage of These Member Resources MEMBER-DIRECTOR EDUCATION PROGRAM Specifically created for your board of director and management teams to be better prepared in making strategic decisions, this program can be tailored to meet your institution’s specific needs and concerns. The FHLBNY can visit your institution or we can host your meeting in our newly-renovated corporate office, located in central New York City. TOPICS CAN INCLUDE (but are not limited to): What’s happening within the markets and with our members The current operating and regulatory environment Strategic planning topics such as: asset and liability management, deposit pricing, and funding essential technology advancements Leveraging FHLBNY products to hedge risk, provide contingent and strategic liquidity, assist with your business model, and ultimately enhance earnings and preserve capital BORED WITH YOUR BOARD ROOM? COME USE OURS! We Invite You To Check Out Our New Headquarters and Use Our Board Room Conveniently located next to Grand Central Station Space for breakout sessions State-of-the-art technology, including LED screens, video-conferencing capabilities and smart boards Private rooms for phone calls Soundproof conference rooms

Member Service Desk Increase Member Engagement Member Services Desk… …to Better Serve Members

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